================================================================================


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1997
                               ------------------




                                 The Value Line
                                     Income
                                   Fund, Inc.




                                     [LOGO]

The Value Line Income Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

During the first half of 1997, we saw continued volatility in the U.S. capital markets as investors speculated on the direction of interest rates. Nonetheless, new money flowed into mutual funds at record rates, and particularly into index funds, pushing the Dow Jones Industrial Average (DJIA) and the Standard and Poor's (S&P) 500 indices to new highs.

The Federal Reserve Board's vigilance over signs of inflationary pressures creeping into the economy contributed to the choppiness in the market. Although the Fed raised the Federal funds rate a nominal 25 basis points to 5.5% at the end of March, the May 20 and July 1-2 Federal Open Market Committee (FOMC) meetings resulted in no further changes. And, given the current favorable economic environment -- moderate growth, low inflation, declining interest rates and growing corporate profits -- we do not expect a hike in short-term interest rates at the next FOMC meeting on August 19.

REVIEW OF PERFORMANCE AND STRATEGY

For the six-month period ended June 30, 1997, the Value Line Income Fund, Inc. achieved a total return of 10.23%. This was below the 13.45% return of a comparable benchmark consisting of the combined performance of the Standard & Poor 500 Index/Lehman Government Corporate Bond Index at a ratio of 60%/40%. Separately, the Standard & Poor 500 Index posted a return of 20.59% and the Lehman Government Corporate Bond Index an increase of 2.74%. Although the Fund lagged the benchmark during the first quarter (-2.60% versus 1.26%), performance improved strongly in the second quarter with the Fund returning 13.17% compared with 11.93% for the benchmark.

In the first half of 1997, the surge in the DJIA and the broader indices was primarily attributable to the performance of the large, multinational companies. The industry sectors in the S&P 500 that exhibited the best performance were healthcare (up 32%), finance (up 24%), consumer staples (up 23%), and technology (up 23%). However, given the Fund's growth orientation in the equity portion of the portfolio, many of the smaller capitalization companies did not participate in the rally. The upward move in the market has since begun to broaden beyond the large-capitalization names. In addition, the technology sector, which represents a significant weighting, only began to outperform toward the end of April. Nonetheless, individual stock holdings in the portfolio that handily exceeded the benchmark performance included Microsoft, Pfizer, Schering-Plough, Travelers, BankAmerica, and Gillette.

The performance of the fixed income portion of the portfolio was mixed as well. The bond market exhibited negative returns in the first quarter, with the Lehman Government Corporate Bond Index down .86%. However, the yield on 30-year Treasuries peaked at 7.17% in mid-April, and the bond market subsequently rallied. The Lehman Government Corporate Bond Index gained 3.64% in the second quarter, producing a positive six-month return of 2.74%.

STRATEGY FOR 1997

As the DJIA and the broader indices continue to climb, we maintain our cautiously optimistic stance. The combination of moderate growth in real Gross Domestic Product, low inflation, declining interest rates, and increasing corporate profitability should provide a positive environment for equities. We believe that there will be somewhat of a broadening in performance from the large-cap, multinational names to the small- and mid-cap issues that have lagged the market. However, given the phenomenal rise in the market that we have witnessed so far this year, we would expect market corrections from time to time as we have seen recently. Concerns about inflationary pressures and the Fed's interest rate posture, will likely fuel further volatility in the market. Nonetheless, the Fund's focus on stock selection and a broad diversification of companies and industries that continue to show dramatic earnings growth should mute the market gyrations. Our largest sector weightings are in finance, technology, energy and healthcare.

In terms of fixed income securities, the Income Fund includes selected corporate issues, mortgage-backed


--------------------------------------------------------------------------------
2

                                                The Value Line Income Fund, Inc.


Income Fund Shareholders
--------------------------------------------------------------------------------

securities, convertibles, and issues of the U.S. Treasury and Agencies. There are no derivatives in the portfolio.

Your Fund's management believes that careful selection of bonds and equities will provide an attractive yield while lending stability to the portfolio during times of market volatility. The portfolio is well structured to meet its objective of high current return without undue risk to principal. We thank you for your continued confidence, and look forward to serving your investment needs in the future.


                                             Sincerely,

                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President
August 26, 1997


Economic Observations

The economy continues to push ahead, with such important indicators as the level of manufacturing activity and the rate of employment growth exhibiting a reasonably good degree of strength. Such trends, and a continuing healthy level of consumer confidence, suggest that growth will average 2.5%-3.0% during the closing half of the year. Thereafter, we would expect the expansion pace to moderate somewhat, with real, inflation-adjusted GDP growth holding in the range of 2.0%-2.5% in 1998.

Inflation, meanwhile, continues to be remarkably subdued. This healthy pricing trend, which is all the more impressive given the longevity of the business upcycle, is, moreover, unlikely to change dramatically in the months ahead. Underscoring our optimism in this area is the recent hammering out of a budget package (which should reduce the government's need to borrow to finance the deficit) and the fact that there is still a lack of serious shortages on either the labor or the raw-materials fronts.

Interest rates, meantime, reflecting the current, relatively moderate pace of economic growth and the subdued pricing structure, are unlikely to increase much over the next few months. Nevertheless, we caution that given the seeming resiliency of the business expansion, an inflation-wary Federal Reserve will probably not shy away from tightening the monetary reins if the present pricing stability gives way. And an upward move in rates, if sufficiently pronounced, would be poorly received, in our opinion, by both the stock and the bond markets and, as well, by the U.S. economy down the road. The recent increase in volatility in the financial markets suggests that many are now questioning whether the current, benign environment can last much longer. We think a cautious investment strategy is now in order.

*Performance Data:
                                                               Growth
                                                Average      an Assumed
                                                Annual      Investment of
                                             Total Return     $10,000
                                             ------------   -------------
 1 year ended 6/30/97 .......................    20.06%        $12,006
 5 years ended 6/30/97 ......................    12.36%        $17,911
10 years ended 6/30/97 ......................    10.49%        $27,123

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be wirth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

The Value Line Income Fund, Inc.


Portfolio Highlights at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings
                                                                 Principal
                                                                  Amount         Value       Percentage of
Issue                                                            or Shares   (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 6 1/2% 4/30/99 ...........................  $10,000,000      $10,072          6.4%
U.S. Treasury Notes 5 7/8% 6/30/00 ...........................    5,000,000        4,951          3.2
Federal National Mortgage Association Note, 6.32%, 7/28/03 ...    5,000,000        4,856          3.1
Pfizer, Inc. .................................................       30,000        3,585          2.3
WorldCom Inc. 8% (Depositary Shares) Conv. Pfd. ..............       31,500        3,552          2.3
Newbridge Networks Corp. .....................................       78,500        3,415          2.2
Federal National Mortgage Association
  REMIC Trust 1989-90 E, 8.70%, 12/25/19 .....................    3,115,500        3,241          2.1
Intel Corp. ..................................................       21,000        2,978          1.9
Cisco Systems, Inc. ..........................................       44,000        2,954          1.9
Gillette Co. .................................................       25,500        2,416          1.6

Five Largest Industry Categories
                                                                     Value      Percentage of
Industry                                                         (in thousands)  Net Assets
-----------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment ..................................     $ 17,070       11.0%
Telecommunications Equipment .................................        7,207        4.6
Telecommunication Services ...................................        6,408        4.1
Financial Services ...........................................        6,252        4.0
Computer & Peripherals .......................................        5,068        3.2

Five Largest Net Security Purchases*
                                                                      Cost
Issue                                                            (in thousands)
-----------------------------------------------------------------------------------------------------------
Ascend Communications, Inc. ..................................      $ 1,593
Texas Instruments, Inc. ......................................        1,034
Royal Bank of Canada, Montreal Quebec ........................        1,032
Bank of Nova Scotia, Halifax Inc. ............................        1,015
PacifiCare Health Systems, Inc. Class "B".....................        1,002

Five Largest Net Security Sales*
                                                                    Proceeds
Issue                                                            (in thousands)
-----------------------------------------------------------------------------------------------------------
Duke Energy Corp. ............................................      $ 3,109
Philip Morris Companies, Inc. ................................        2,189
TCF Financial Corp. ..........................................        1,740
HBO & Co. ....................................................        1,323
Stone Container Corp. 10 3/4%, Sr. Sub. Note, 6/15/97.........        1,000

*    For the six month period ended 06/30/97


--------------------------------------------------------------------------------
4

                                                The Value Line Income Fund, Inc.


Schedule of Investments                                June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


                                                                       Value
Shares         `                                                  (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (63.5%)

                ADVERTISING (1.2%)
      31,500    Omnicom Group, Inc. ...........................          $ 1,941


                AEROSPACE/DEFENSE
                  (1.6%)
      27,000    Boeing Co. ....................................            1,433
      24,000    Bombardier Inc. Class "B" (1) .................              544
       9,000    Precision Castparts Corp. .....................              536
                                                                        --------
                                                                           2,513

                BANK (3.2%)
       6,500    Bank of Boston Corp. ..........................              468
      18,000    BankAmerica Corp. .............................            1,162
       7,000    Citicorp ......................................              844
      12,000    Mellon Bank Corp. .............................              541
      52,000    Zions Bancorporation ..........................            1,957
                                                                        --------
                                                                           4,972

                BANK-CANADIAN (1.8%)
      25,000    Bank of Nova Scotia,
                    Halifax, Inc. (1) .........................            1,095
      25,000    Canadian Imperial Bank
                    of Commerce (1) ...........................              630
      25,000    Royal Bank of Canada,
                    Montreal Quebec ...........................            1,134
                                                                        --------
                                                                           2,859

                BANK-MIDWEST (0.4%)
      15,000    Star Banc Corp. ...............................              634

                CANADIAN ENERGY (0.6%)
      17,500    Imperial Oil, Ltd. ............................              899

                CHEMICAL-DIVERSIFIED
                  (0.5%)
      19,000    Goodrich (B.F.) Co. ...........................              823

                CHEMICAL-SPECIALTY
                  (1.7%)
       9,000    Avery Dennison Corp. ..........................            $ 361
      39,500    Praxair, Inc. .................................            2,212
                                                                        --------
                                                                           2,573

                COAL/ALTERNATE
                  ENERGY (0.6%)
      14,000    AES Corp. (The)* ..............................              991

                COMPUTER &
                  PERIPHERALS (3.2%)
      21,000    Cascade Communications Corp.* .................              580
      44,000    Cisco Systems, Inc.* ..........................            2,954
      11,000    Seagate Technology, Inc.* .....................              387
      14,500    Sun Microsystems, Inc.* .......................              540
      13,500    3Com Corp.* ...................................              607
                                                                        --------
                                                                           5,068

                COMPUTER SOFTWARE &
                  SERVICES (3.0%)
      19,000    BMC Software Inc.* ............................            1,052
      17,700    Computer Associates
                    International, Inc. .......................              986
      11,000    Microsoft Corp.* ..............................            1,390
      13,500    National Data Corp. ...........................              585
      16,000    Parametric Technology Corp.* ..................              681
                                                                        --------
                                                                           4,694

                DIVERSIFIED
                  COMPANIES (2.0%)
      11,500    AlliedSignal, Inc. ............................              966
      11,000    Crane Co. .....................................              460
       8,500    Tyco International, Ltd. ......................              591
      13,000    United Technologies Corp. .....................            1,079
                                                                        --------
                                                                           3,096

                DRUG (2.7%)
      30,000    Pfizer, Inc. ..................................            3,585
      14,000    Schering-Plough Corp. .........................              670
                                                                        --------
                                                                           4,255


--------------------------------------------------------------------------------
                                                                               5

The Value Line Income Fund, Inc.


Schedule of Investments                                June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


                                                                       Value
Shares         `                                                  (in thousands)
--------------------------------------------------------------------------------
                ELECTRICAL
                  EQUIPMENT (1.4%)
      34,000    General Electric Co. ..........................          $ 2,223

                FINANCIAL SERVICES
                  (4.0%)
      13,000    FINOVA Group, Inc. (The) ......................              995
      20,500    Green Tree Financial Corp. ....................              730
      25,500    Money Store, Inc. (The) .......................              732
      13,000    Student Loan Marketing
                  Association .................................            1,651
      34,000    Travelers Group, Inc. .........................            2,144
                                                                        --------
                                                                           6,252
                GROCERY (0.5%)
      18,000    Safeway, Inc.* ................................              830

                HEALTHCARE
                  INFORMATION
                  SYSTEMS (0.8%)
      17,500    HBO & Co. .....................................            1,205

                HOUSEHOLD PRODUCTS
                  (0.2%)
       2,000    Procter & Gamble Co. ..........................              283

                INSURANCE-DIVERSIFIED
                  (1.2%)
       8,000    CIGNA Corp. ...................................            1,420
       9,000    MGIC Investment Corp. .........................              431
                                                                        --------
                                                                           1,851

                INSURANCE-LIFE (1.7%)
      13,000    Conseco, Inc. .................................              481
      14,500    ReliaStar Financial Corp. .....................            1,060
      18,000    SunAmerica Inc. ...............................              878
       8,500    Western National Corp. ........................              228
                                                                        --------
                                                                           2,647
                INSURANCE-PROPERTY/
                  CASUALTY (0.8%)
      10,000    Allstate Corp. (The) ..........................              730
       5,500    Progressive Corp. .............................              479
                                                                        --------
                                                                           1,209

                MEDICAL SERVICES (1.1%)
       9,500    Aetna Inc. ....................................            $ 973
      12,500    PacifiCare Health Systems, Inc.
                    Class "B"* ................................              798
                                                                        --------
                                                                           1,771

                MEDICAL SUPPLIES (1.5%)
       8,250    Cardinal Health, Inc. .........................              472
      15,500    Johnson & Johnson .............................              998
      11,000    Medtronic, Inc. ...............................              891
                                                                        --------
                                                                           2,361

                NATURAL GAS-
                  DIVERSIFIED (2.3%)
       9,500    Burlington Resources, Inc. ....................              419
       7,500    Consolidated Natural Gas Co. ..................              404
       9,000    Sonat, Inc. ...................................              461
      51,000    Williams Companies, Inc. ......................            2,231
                                                                        --------
                                                                           3,515

                OILFIELD SERVICES/
                  EQUIPMENT (10.3%)
      21,000    BJ Services Co.* ..............................            1,126
      34,000    Baker Hughes, Inc. ............................            1,315
       7,500    Camco International, Inc. .....................              411
      19,000    ENSCO International Inc.* .....................            1,002
      51,000    Global Marine, Inc.* ..........................            1,186
      12,000    Halliburton Co. ...............................              951
      11,000    Helmerich & Payne, Inc. .......................              634
      11,000    Petroleum Geo
                  Services A/S (ADR)* .........................              538
      49,500    Rowan Companies, Inc.* ........................            1,395
       8,000    Schlumberger, Ltd. ............................            1,000
      21,000    Smith International, Inc.* ....................            1,276
      52,500    Tidewater, Inc. ...............................            2,310
      26,500    Transocean Offshore, Inc. .....................            1,925
      13,000    Western Atlas, Inc.* ..........................              952
                                                                        --------
                                                                          16,021


--------------------------------------------------------------------------------
6

                                                The Value Line Income Fund, Inc.


--------------------------------------------------------------------------------

                                                                       Value
Shares         `                                                  (in thousands)
--------------------------------------------------------------------------------

                PETROLEUM-
                  INTEGRATED (0.4%)
      19,000    USX-Marathon Group ............................            $ 549

                PETROLEUM-
                  PRODUCING (1.6%)
      18,000    Chesapeake Energy Corp. .......................              177
      18,500    Louisiana Land &
                  Exploration Co. .............................            1,057
       9,000    Noble Affiliates, Inc. ........................              348
      22,000    Oryx Energy Co.* ..............................              465
       9,000    Triton Energy Ltd. Class "A"* .................              412
                                                                        --------
                                                                           2,459

                SEMICONDUCTOR (2.5%)
      21,000    Intel Corp. ...................................            2,978
      11,500    Texas Instruments, Inc. .......................              967
                                                                        --------
                                                                           3,945

                TELECOMMUNICATIONS
                  EQUIPMENT (4.6%)
      29,500    ADC Telecommunications, Inc.* .................              985
      20,250    Andrew Corp.* .................................              569
      23,500    Ascend Communications, Inc* ...................              925
      78,500    Newbridge Networks Corp.* .....................            3,415
      23,500    Tellabs, Inc.* ................................            1,313
                                                                        --------
                                                                           7,207

                TELECOMMUNICATION
                  SERVICES (1.2%)
      23,000    Cincinnati Bell, Inc. .........................              724
      36,456    WorldCom, Inc.* ...............................            1,167
                                                                        --------
                                                                           1,891

                THRIFT (2.0%)
      11,000    Ahmanson (H.F.) & Co. .........................              473
      32,000    Federal Home Loan
                  Mortgage Corp. ..............................            1,100
      22,000    Federal National Mortgage
                  Association .................................              960
      10,500    Washington Mutual, Inc. .......................              627
                                                                        --------
                                                                           3,160

                TOBACCO (1.3%)
      46,500    Philip Morris Companies, Inc. .................            2,063

                TOILETRIES/
                  COSMETICS (1.6%)
      25,500    Gillette Co. ..................................            2,416
                                                                        --------

                TOTAL COMMON STOCKS
                (Cost $74,838) ................................           99,176
                                                                        --------


PREFERRED STOCKS (6.6%)

                COPPER (0.6%)
      35,000    Freeport-McMoran Copper &
                  Gold, Inc. $1.75 Conv.  Pfd. ................              958

                ELECTRICAL
                  EQUIPMENT (0.7%)
      50,000    Cooper Industries, Inc.
                  6% Exchangeable 1/1/98 ......................            1,150

                ENVIRONMENTAL (1.2%)
      50,000    Laidlaw One, Inc. 5 3/4%,
                  Exchangeable 12/31/2000 .....................            1,800


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.


--------------------------------------------------------------------------------

                                                                       Value
Shares         `                                                  (in thousands)
--------------------------------------------------------------------------------

                FOREIGN
                  TELECOMMUNICATIONS
                  (0.8%)
      20,000    Philippine Long Distance
                  Telephone Co. $3.50
                  (Sponsored Depositary
                  Shares) Conv.  Pfd. .........................          $ 1,160

                TELECOMMUNICATION
                  SERVICES (2.3%)
      31,500    WorldCom Inc.
                  8% (Depositary Shares)
                  Conv. Pfd. ..................................            3,552

                THRIFT (1.0%)
      25,000     Glendale Federal Bank, F.S.B.
                  8 3/4%, Series "E" Conv. Pfd. ...............            1,625
                                                                        --------

                TOTAL PREFERRED
                  STOCKS
                  (Cost $6,766) ...............................           10,245
                                                                        --------


 Principal
   Amount                                                             Value
(in thousands)     `                                              (in thousands)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (9.6%)
     $10,000    U.S. Treasury Notes 6 1/2%,
                  4/30/99 ....................................          $ 10,072
       5,000    U.S. Treasury Notes 5 7/8%,
                  6/30/00 ....................................             4,951
                                                                        --------

                TOTAL U.S. TREASURY
                  OBLIGATIONS
                  (Cost $14,926) ..............................           15,023
                                                                        --------


U.S. GOVERNMENT AGENCY OBLIGATIONS
  (5.2%)
       5,000    Federal National Mortgage
                  Association Note 6.32%,
                  7/28/03 .....................................            4,856
       3,115    Federal National
                  Mortgage Association
                  REMIC Trust 1989-90 E,
                  8.70%, 12/25/19 .............................            3,241
                                                                        --------

                TOTAL U.S. GOVERNMENT
                  AGENCY OBLIGATIONS
                  (Cost $8,119) ...............................            8,097
                                                                        --------


CORPORATE BONDS AND NOTES (2.6%)

                NATURAL GAS-
                  DISTRIBUTION (0.7%)
       1,000    Trident NGL, Inc. 10 1/4%,
                  Sub. Note, 4/15/03 ..........................            1,080

                OILFIELD SERVICES/
                  EQUIPMENT (0.7%)
       1,000    Global Marine, Inc. 12 3/4%,
                  Sr. Note, 12/15/99 ..........................            1,049


--------------------------------------------------------------------------------
8

                                                The Value Line Income Fund, Inc.


--------------------------------------------------------------------------------

 Principal
   Amount                                                             Value
(in thousands)     `                                              (in thousands)
--------------------------------------------------------------------------------

                PETROLEUM-
                  INTEGRATED (0.6%)
     $ 1,000    Texaco Capital, Inc. 6 7/8%,
                  Gtd Deb. 8/15/23 ............................            $ 927

                TELECOMMUNICATION
                  SERVICES/TV (0.6%)
       1,000    PanAmSat Capital
                  Corporation 0%
                  (until 8/1/98, 11 3/8%
                  thereafter) Sr. Sub. Note,
                  8/1/03 ......................................              965
                                                                        --------

                TOTAL CORPORATE
                  BONDS & NOTES
                  (Cost $4,066) ...............................            4,021
                                                                        --------

                TOTAL INVESTMENT
                  SECURITIES (87.5%)
                  (Cost $108,715) .............................          136,562
                                                                        --------


                                                                       Value
  Principal                                                        (in thousands
   Amount                                                           except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (12.4%)
(includes accrued interest)

     $19,400    Collateralized by
                  $15,515,000 U.S.
                  Treasury Notes 11 1/8%,
                  due 8/15/03, with a value
                  of $19,814,412 (with
                  Morgan Stanley & Co., Inc.,
                  5.70%, dated 6/30/97,
                  due 7/1/97, delivery value
                  of $19,403,000) .............................         $ 19,403

CASH AND RECEIVABLES OVER
LIABILITIES (0.1%) ............................................              133
                                                                        --------

NET ASSETS (100.0%) ...........................................         $156,098
                                                                        --------

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($156,098,000/19,405,354
shares outstanding) ...........................................            $8.04
                                                                        --------

*    Non-income producing.

(1)  Trades on Canadian Stock Exchange, Value in U.S.Dollars.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               9

The Value Line Income Fund, Inc.


Statement of Assets and Liabilities
at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
  (Cost--$108,715) ..........................................          $136,562
Repurchase agreement (Cost--$19,403) ........................            19,403
Cash .......................................................                66
Dividends and interest receivable ..........................               438
Receivable for capital shares sold .........................                 1
                                                                      --------
    Total Assets ...........................................           156,470
                                                                      ========
Liabilities:
Payable for capital shares repurchased .....................               205
Accrued expenses:
  Advisory fee .............................................                87
  Other ....................................................                80
                                                                      --------
    Total Liabilities ......................................               372
                                                                      --------
Net Assets .................................................         $ 156,098
                                                                      ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  19,405,354 shares) .......................................          $ 19,405
Additional paid-in capital .................................           102,269
Undistributed investment income-net ........................                39
Undistributed net realized gain on
  investments ..............................................             6,538
Accumulated net appreciation of
  investments ..............................................            27,847
                                                                      --------
Net Assets .................................................         $ 156,098
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($156,098,000/19,405,354 shares
  outstanding) .............................................            $ 8.04
                                                                      ========


Statement of Operations
for the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                  (in thousands)
                                                                   ------------
Investment Income:
Interest ...................................................         $ 1,527
Dividends (Net of foreign withholding
  taxes of $13) ............................................             665
                                                                    --------
    Total Income ...........................................           2,192
                                                                    --------
Expenses:
Advisory fee ...............................................             505
Transfer agent fees ........................................              52
Auditing and legal fees ....................................              21
Printing and stationery ....................................              18
Custodian fees .............................................              16
Postage ....................................................              14
Registration and filing fees ...............................              11
Telephone and wire charges .................................              11
Directors' fees and expenses ...............................               8
Insurance, dues and other ..................................               5
                                                                     -------
  Total Expenses Before
    Custody Credits ........................................             661
  Less: Custody Credits ....................................              (2)
                                                                     -------
  Net Expenses .............................................             659
                                                                     -------
Investment Income-Net ......................................           1,533
                                                                     -------
Realized and Unrealized Gain on
  Investments--Net:
Realized Gain--Net ..........................................           3,877
Change in Unrealized Appreciation ..........................           9,200
                                                                     -------
Net Realized Gain and Change in
  Unrealized Appreciation on
  Investments  .............................................          13,077
                                                                     -------
Net Increase in Net Assets
  from Operations ..........................................        $ 14,610
                                                                     ========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                                The Value Line Income Fund, Inc.


Statement of Changes in Net Assets
for the Six Months Ended June 30, 1997 (unaudited)
and for the Year Ended December 31, 1996
--------------------------------------------------------------------------------


                                                                        Six Months Ended    Year Ended
                                                                          June 30, 1997    December 31,
                                                                           (unaudited)         1996
                                                                        -------------------------------
                                                                              (Dollars in thousands)
Operations:
  Investment income-net ...............................................      $ 1,533          $ 4,572
  Realized gain on investments-net ....................................        3,877           20,267
  Change in unrealized appreciation ...................................        9,200             (720)
                                                                             ------------------------
  Net increase in net assets from operations ..........................       14,610           24,119
                                                                             ------------------------

Distributions to Shareholders:
  Investment income-net ...............................................       (1,560)          (4,513)
  Realized gain from investment transactions-net ......................           --          (18,405)
                                                                             ------------------------
  Total distributions .................................................       (1,560)         (22,918)
                                                                             ------------------------

Capital Share Transactions:
  Net proceeds from sale of shares ....................................        3,961            5,076
  Net proceeds from reinvestment of distributions to shareholders .....        1,224           18,660
  Cost of shares repurchased ..........................................       (9,330)         (22,050)
                                                                             ------------------------
  (Decrease) Increase from capital share transactions .................       (4,145)           1,686
                                                                             ------------------------

Total Increase ........................................................        8,905            2,887

Net Assets:
  Beginning of period .................................................      147,193          144,306
                                                                             ------------------------
  End of period .......................................................    $ 156,098        $ 147,193
                                                                             ========================
Undistributed Investment Income--net, at end of period .................   $      39        $      66
                                                                             ========================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                              11

The Value Line Income Fund, Inc.


Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Value Line Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


--------------------------------------------------------------------------------
12

                                                The Value Line Income Fund, Inc.


--------------------------------------------------------------------------------

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. Capital Share  Transactions,  Dividends  and  Distributions  to  Shareholders

Transactions in capital stock were as follows (in thousands except per-share amounts):

                                                          Six Months
                                                             Ended       Year
                                                            6/30/97      Ended
                                                          (unaudited)   12/31/96
                                                          ----------------------
Shares sold .....................................            520           656
Shares issued to shareholders in
  reinvestment of dividends and
  distributions .................................            159         2,497
                                                          ----------------------
                                                             679         3,153
Shares repurchased ..............................          1,238         2,767
                                                          ----------------------
Net (decrease) increase .........................           (559)          386
                                                          ======================
Dividends per share .............................         $  .08        $  .24
                                                          ======================
Distributions per share
  from net realized gains .......................         $   --        $ 1.03
                                                         ======================
3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                Six Months Ended
                                                                  June 30, 1997
                                                                   (unaudited)
                                                                  --------------
                                                                  (in thousands)
PURCHASES:
Investment Securities ......................................          $25,430
                                                                      =======
SALES & REDEMPTIONS:
U.S. Treasury and Government
  Agency Obligations .......................................          $   250
Other Investment Securities ................................           23,867
                                                                      -------
                                                                      $24,117
                                                                      =======

At June 30, 1997 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $128,118,000. The aggregate appreciation and depreciation of investments at June 30, 1997, based on a comparison of investment values and their costs for federal income tax purposes, was $30,541,000 and $2,694,000, respectively, resulting in a net appreciation of $27,847,000.

4.  Investment   Advisory  Contract,   Management  Fees  and  Transactions  With
    Affiliates

An advisory fee of $505,000 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser), for the six months ended June 30, 1997. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 1997, the Fund paid brokerage commissions totalling $27,029 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 189,617 shares of the Fund's capital stock, representing 1.0% of the outstanding shares at June 30, 1997.


--------------------------------------------------------------------------------
                                                                              13

The Value Line Income Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                       Six Months
                                                          Ended                         Years Ended December 31,
                                                      June 30, 1997   --------------------------------------------------------------
                                                       (unaudited)        1996         1995          1994        1993         1992
                                                       -----------    --------------------------------------------------------------
Net asset value, beginning
  of period .......................................    $    7.37      $    7.37     $    6.21     $   6.77    $   7.29     $   7.86
                                                       -----------------------------------------------------------------------------
  Income (loss) from investment
    operations:
    Net investment income .........................          .08            .24           .25          .21         .21          .28
    Net gains or losses on securities
      (both realized and unrealized) ..............          .67           1.03          1.36         (.51)        .38         (.15)
                                                       -----------------------------------------------------------------------------
    Total from investment operations ..............          .75           1.27          1.61         (.30)        .59          .13
                                                       -----------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ......................................         (.08)           .24)         (.25)        (.21)       (.22)        (.28)
    Distributions from capital gains ..............           --          (1.03)         (.20)        (.05)       (.89)        (.42)
                                                       -----------------------------------------------------------------------------
    Total distributions ...........................         (.08)         (1.27)         (.45)        (.26)      (1.11)        (.70)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period ....................    $    8.04      $    7.37     $    7.37     $   6.21    $   6.77     $   7.29
                                                       =============================================================================
Total return ......................................        10.23%+        17.38%        26.24%    -4.36%          8.26%        1.75%
                                                       =============================================================================

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ..................................     $156,098       $147,193      $144,306     $131,644    $162,335     $163,251
Ratio of operating expenses to
  average net assets ..............................          .89%*(1)       .93%(1)       .93%         .90%        .88%         .89%
Ratio of net investment income to
  average net assets ..............................         2.08%+         3.08%         3.48%        3.29%       2.82%        3.69%
Portfolio turnover rate ...........................           19%+           83%           76%          56%        165%          85%
Average commissions paid per
  share of common stock investments
  purchased/sold ..................................       $.0493         $.0490(2)

(1)  Before offset of custody credits.

(2)  Disclosure effective for fiscal years beginning on or after 9/1/95.

*    Annualized

+    Not annualized

See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

                                                The Value Line Income Fund, Inc.


See Notes to Financial Statements.

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
                                                                              15

The Value Line Income Fund, Inc.


                         The Value Line Family of Funds

--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convetible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to detemine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7days a week. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      Charles E. Reed
                      Leo R. Futia
                      John W. Chandler
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nancy Bendig
                      Vice President
                      Michael Romanowski
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                       VLF706137